SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549-1004

                                FORM 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) MARCH 30, 2001

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                      Commission File Number 1-5324
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                             NORTHEAST UTILITIES
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          (Exact name of registrant as specified in its charter)


               MASSACHUSETTS                     04-2147929
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     (State or other jurisdiction of          (I.R.S. Employer
      incorporation or organization)         Identification No.)


        174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS   01090-0010
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        (Address of principal executive offices)          (Zip Code)


                               (413) 785-5871
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         (Registrant's telephone number, including area code)


                               Not Applicable
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    (Former name or former address, if changed since last report)



Item 5. OTHER EVENTS

1.  CL&P Rate Reduction Bonds

On March 30, 2001, CL&P Funding LLC ("CL&P Funding"), a subsidiary of The Connecticut Light and Power Company ("CL&P"), closed the sale of $1,438,400,000 of notes to Connecticut RRB Special Purpose Trust CL&P-1, a special purpose trust. The trust in turn sold, through underwriters, $1,438,400,000 of rate reduction bonds to the public. The notes were issued in five classes with varying interest rates and maturities. CL&P Funding applied the proceeds of the sale of the notes to the purchase of certain transition property from CL&P. The bonds were issued in five classes, including one floating rate class, each with maturities and other terms identical to the corresponding class of notes.

Reference is made to CL&P Funding's Current Report on Form 8-K dated March 30, 2001 for the following documents:

1.1    Underwriting Agreement.                          Dated March 27, 2001
3.2    LLC Agreement.                                   Dated Jan. 3, 2001
                                                        Amend. March 30, 2001
4.1    Note Indenture.
4.2    Certificate Indenture.                           Dated March 30, 2001
4.3    Declaration of Trust.                            March 23, 2001
4.4    Note (contained in Note Indenture filed as
       Exhibit 4.1).
4.5    Rate Reduction Certificate (contained in
       Certificate Indenture
       filed as Exhibit 4.2).                            Dated March 30, 2001
10.1   Transition Property Purchase and Sale Agreement.  Dated March 30, 2001
10.2   Transition Property Servicing Agreement.          Dated March 30, 2001
10.3   Note Purchase Agreement.                          Dated March 30, 2001
10.4   Administration Agreement.                         Dated March 30, 2001
10.5   Fee and Indemnity Agreement.                      Dated March 30, 2001
10.6   Swap Agreement.                                   Dated March 30, 2001
10.7   Inter-Creditor Agreement with respect to accounts
       receivable arrangement.                           Dated March 30, 2001


2.  Millstone Sale

On March 31, 2001, The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO") consummated the sale of Millstone 1 and 2 to a subsidiary of Dominion Resources, Inc., Dominion Nuclear Connecticut, Inc. ("DNCI"), and CL&P, WMECO, Public Service Company of New Hampshire ("PSNH") and certain other of the joint owners collectively sold 93.47 per cent of Millstone 3 to DNCI, which included all of the respective joint interests of CL&P, WMECO and PSNH in the unit. The Northeast Utilities ("NU") System received approximately $1.2 billion of cash from the sale and has or will apply the proceeds to taxes and reductions of debt and equity at CL&P, WMECO and PSNH, including aproximately $200 million expected to be returned to NU. As part of the sale, DNCI assumed responsibility for decommissioning the three Millstone units.

Reference is made to NU's, CL&P's, WMECO's and PSNH's Annual Report on Form 10K for the year ended December 31, 2000 for further information.

                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORTHEAST UTILITIES
                               (Registrant)


                               By:    /S/ CHERYL W. GRISE
                               Name:  Cheryl W. Grise
                               Title: SENIOR VICE PRESIDENT,
                                      SECRETARY AND GENERAL COUNSEL
                                      NORTHEAST UTILITIES SERVICE COMPANY

Date:   April 9, 2001